UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 20, 2009

Hardinge Inc.
(Exact name of Registrant as specified in its charter)

New York	000-15760	16-0470200
(State or other jurisdiction of incorporation or organization)	Commission file number	(I.R.S. Employer Identification No.)

One Hardinge Drive, Elmira, NY 14902
(Address of principal executive offices) (Zip Code)

(607) 734-2281
(Registrant’s telephone number including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 20, 2009, Kellenberger & Co. AG, an indirect wholly owned subsidiary of Hardinge Inc. incorporated under the laws of Switzerland, entered into two new Credit Agreements with Credit Suisse. The first Credit Facility provides for borrowing of up to CHF 7,500,000, which can be used for:  guarantees,  documentetary credit, or margin cover for foreign exchange hedging activity concluded by Credit Suisse with maximum terms of 12 months.  The interest rate, which is currently 1.2% per annum, is determined by Credit Suisse based on prevailing money and capital market conditions and the bank’s risk assessment of the borrower. The second Credit Facility is a working capital facility which can provide for borrowing of up to CHF 5,000,000 and can be used as a limit for cash credits in the form of fixed advances in CHF and/or in any other freely convertible foreign currencies with maximum terms of up to 36 months.  The interest rate, which is currently LIBOR plus 1.5% or 1.8% for a 90 day borrowing, is determined by Credit Suisse based on prevailing money and capital market conditions and the bank’s risk assessment of the borrower. Both credit facilities are secured by the real property owned by Kellenberger. The agreements are also subject to a minimum equity covenant requirement where the minimum equity must be at least 35% of the balance sheet total assets. These two new agreements replaced the previous CHF 7,500,000 agreement with Credit Suisse.  Indebtedness under both agreements is payable upon demand.

On August 26, 2009 Hardinge Inc. signed a renegotiated $3,000,000 unsecured Line of Credit with Chemung Canal Trust Company. Interest, which is variable, is based on the prime rate with a floor of 5.0% and a ceiling of 16%.  This new Line of Credit formally replaces the previous $8,000,000 Master Note, which in September 2008 was reduced to $3,000,000. Indebtedness under the agreement is payable upon demand.

The foregoing description of the material terms of the Credit Agreements are qualified in their entirety by reference to the Credit Agreements which are filed as Exhibits to this Form 8- K.

Item 9.01 Financial Statements and Exhibits

The following exhibits are filed herewith:

10.1	Credit Agreement dated August 20, 2009 between Kellenberger & Co. AG and Credit Suisse in the amount of CHF 7,500,000.

10.2	Credit Agreement dated August 20, 2009 between Kellenberger & Co. AG and Credit Suisse in the amount of CHF 5,000,000.

10.3	$3,000,000. Line of Credit between Hardinge Inc. and Chemung Canal Trust Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARDINGE INC. Registrant

Date: August 26, 2009	By:	/s/ EDWARD J. GAIO
Edward J. Gaio
Vice President and Chief Financial Officer
(Principal Financial Officer)

Date: August 26, 2009	By:	/s/ DOUGLAS J. MALONE
Douglas J. Malone
Corporate Controller and Chief Accounting Officer
(Principal Accounting Officer)